Consolidated Quarterly Holdings Report
for

Fidelity® SAI Inflation-Focused Fund

October 31, 2019

Offered exclusively to certain clients of the Adviser or its affiliates - not available for sale to the general public. Fidelity SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers LLC.

IFF-QTLY-1219
1.9892166.100

Consolidated Schedule of Investments October 31, 2019 (Unaudited)

Showing Percentage of Net Assets

U.S. Treasury Inflation-Protected Obligations - 98.9%
	Principal Amount	Value
U.S. Treasury Inflation-Indexed Notes:
0.125% 4/15/20 (a)	$80,088,000	$87,278,512
0.125% 4/15/21	70,297,000	75,523,422
0.125% 1/15/22	61,975,000	69,799,981
0.125% 4/15/22	70,304,000	73,600,229
0.125% 7/15/22	65,003,000	72,415,167
0.125% 1/15/23	65,263,000	72,124,528
0.125% 7/15/24	65,450,000	70,788,569
0.125% 10/15/24	27,200,000	27,268,088
0.375% 7/15/23	65,542,000	72,869,920
0.5% 4/15/24	51,049,000	52,594,043
0.625% 7/15/21	55,997,000	64,180,374
0.625% 4/15/23	70,367,000	73,411,706
0.625% 1/15/24	65,522,000	73,249,788
1.125% 1/15/21	51,202,000	60,449,464
1.25% 7/15/20	44,666,000	52,934,489
1.375% 1/15/20	28,822,000	34,197,669
TOTAL U.S. TREASURY INFLATION-PROTECTED OBLIGATIONS
(Cost $1,021,864,162)		1,032,685,949
	Shares	Value

Money Market Funds - 0.8%
Fidelity Cash Central Fund 1.83% (b)
(Cost $8,701,683)	8,699,943	8,701,683
TOTAL INVESTMENT IN SECURITIES - 99.7%
(Cost $1,030,565,845)		1,041,387,632
NET OTHER ASSETS (LIABILITIES) - 0.3%		2,571,659
NET ASSETS - 100%		$1,043,959,291

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Commodity Futures Contracts
CBOT Corn Contracts (United States)	1,290	July 2020	$26,445,000	$(1,539,685)	$(1,539,685)
CBOT Corn Contracts (United States)	1,248	March 2020	24,901,788	149,130	149,130
CBOT KC HRW Wheat Contracts (United States)	174	Dec. 2019	3,647,475	(173,496)	(173,496)
CBOT KC HRW Wheat Contracts (United States)	164	March 2020	3,540,350	95,356	95,356
CBOT Soybean Contracts (United States)	1,011	Jan. 2020	47,076,938	1,503,193	1,503,193
CBOT Soybean Contracts (United States)	277	July 2020	13,368,531	(961)	(961)
CBOT Soybean Meal Contracts (United States)	784	Jan. 2020	24,076,640	599,204	599,204
CBOT Soybean Oil Contracts (United States)	1,341	Jan. 2020	24,886,278	1,154,326	1,154,326
CBOT Wheat Contracts (United States)	403	Dec. 2019	10,251,313	392,156	392,156
CBOT Wheat Contracts (United States)	794	March 2020	20,455,425	175,570	175,570
CME Lean Hogs Contracts (United States)	210	April 2020	6,726,300	109,378	109,378
CME Lean Hogs Contracts (United States)	167	Feb. 2020	4,903,050	24,953	24,953
CME Lean Hogs Contracts (United States)	66	July 2020	2,425,747	(234)	(234)
CME Live Cattle Contracts (United States)	93	Feb. 2020	4,538,400	22,145	22,145
CME Live Cattle Contracts (United States)	351	April 2020	17,412,940	673,465	673,465
CME Live Cattle Contracts (United States)	178	June 2020	8,299,880	753,998	753,998
COMEX Copper Contracts (United States)	852	March 2020	56,423,700	(874,826)	(874,826)
COMEX Copper Contracts (United States)	364	May 2020	24,137,750	428,169	428,169
COMEX Gold 100 oz. Contracts (United States)	937	Dec. 2019	141,824,320	8,874,665	8,874,665
COMEX Silver Contracts (United States)	486	Dec. 2019	43,983,000	2,357,309	2,357,309
ICE Brent Crude Contracts (United Kingdom)	1,404	Jan. 2020	81,768,960	(2,648,465)	(2,648,465)
ICE Coffee 'C' Contracts (United States)	419	March 2020	16,615,969	1,085,324	1,085,324
ICE Cotton No. 2 Contracts (United States)	385	March 2020	12,677,950	(6,612)	(6,612)
ICE Low Sulphur Gasoil Contracts (United States)	618	Jan. 2020	34,731,600	(1,188,915)	(1,188,915)
ICE Sugar No. 11 Contracts (United States)	2,195	March 2020	30,582,496	(1,536,793)	(1,536,793)
LME Aluminum Contracts (United Kingdom)	612	Jan. 2020	26,805,600	60,675	60,675
LME Aluminum Contracts (United Kingdom)	302	May 2020	13,474,863	79,313	79,313
LME Nickel Contracts (United Kingdom)	352	Jan. 2020	35,207,040	(1,156,341)	(1,156,341)
LME Nickel Contracts (United Kingdom)	134	May 2020	13,333,536	(695,069)	(695,069)
LME Zinc Contracts (United Kingdom)	473	Jan. 2020	29,485,638	2,233,315	2,233,315
LME Zinc Contracts (United Kingdom)	169	May 2020	10,397,725	584,371	584,371
NYMEX Gasoline Contracts (United States)	1,919	Dec. 2019	52,427,080	2,643,505	2,643,505
NYMEX Gasoline RBOB Contracts (United States)	438	Jan. 2020	28,890,670	261,635	261,635
NYMEX Gasoline RBOB Contracts (United States)	83	June 2020	5,907,266	(251)	(251)
NYMEX Natural Gas Contracts (United States)	230	Feb. 2020	5,906,400	10,665	10,665
NYMEX Natural Gas Contracts (United States)	478	April 2020	11,084,800	376,100	376,100
NYMEX NY Harbor ULSD Contracts (United States)	263	Jan. 2020	20,622,349	(552,104)	(552,104)
NYMEX NY Harbor ULSD Contracts (United States)	131	May 2020	9,941,014	(181,686)	(181,686)
NYMEX WTI Crude Oil Contracts (United States)	997	Dec. 2019	54,040,770	(838,032)	(838,032)
NYMEX WTI Crude Oil Contracts (United States)	720	April 2020	38,277,200	(398,234)	(398,234)
TOTAL FUTURES CONTRACTS					$12,856,216

The notional amount of futures purchased as a percentage of Net Assets is 99.8%

Legend

 (a) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $58,398,424.

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$99,462
Total	$99,462

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Consolidated Subsidiary

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period
Geode SAI Inflation-Focused Cayman Ltd.	$179,575,822	$63,899,718	$55,000,231	$--	$(13,228,937)	$13,905,062	$189,151,434

The Fund invests in certain commodity-related investments through Geode Commodity Return Central Cayman Ltd., a wholly owned subsidiary (the "Subsidiary"). As of October 31, 2019, the Fund held an investment of $189,151,434 in the Subsidiary, representing 18.1% of the Fund's net assets. The Quarterly Holdings report is consolidated and includes the holdings of the Fund and the Subsidiary.

Investment Valuation

Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels: Level 1 - quoted prices in active markets for identical investments: Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds etc.): Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available). Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker supplied prices.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price or official closing price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Derivative Instruments

Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Commodity Risk - Commodity Risk is the risk that the value of a commodity will fluctuate as a result of changes in market prices.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date. The Fund used futures contracts to manage its exposure to the commodities market. Open futures contracts at period end are presented in the Consolidated Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract’s exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Consolidated Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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